Exhibit 10.30

EXHIBIT I

CONVERSION NOTICE

(To be executed by the Holder in order to Convert the Note)

TO: MCTC HOLDINGS, INC.

Via Email: Arman@CannabisGlobalInc.com

The undersigned hereby irrevocably elects to convert a portion of the outstanding Note into Alternative Conversion Stakes as outlined in the Note Agreement.

The date of the note was Feb 29, 2020 for the accrued monthly executive compensation of $10,000 a month per original Executive Agreement item 4.1. It was converted on May 22, 2020. The principal amount was $79,333.33. Interest was $2608.22 for a total conversion of $81,941.55. Conversion price was 11.79 cents and it converted to 694, 902 shares. The calculation schedule is on Exhibit II, following the signature.

Conversion Date: May 22, 2020

Principal Amount: $79,333.33

Please issue the shares of Common Stock in the following name and to the following address:

Issue to: Arman Tabatabaei

14252 Culver Dr #A555

Irvine Ca 92604

Authorized Signature:	/s/ Arman Tabatabaei
Name:	Arman Tabatabaei
Title:	CEO

EXHIBIT II

CONVERSION Calculation

Arman Convertible

Date Taken	29-Feb-20
Date Converted	22-May-20
Prin Amount	$79,333.33
Inter 10%	$2,608.22
Convt $	$81,941.55
Convert Price	$0.1179
Convert to Shares	694,901.34

4/22/20	0.25	0.3	0.21	0.23	0.23	44696
4/23/20	0.26	0.26	0.17	0.2499	0.2499	23300
4/24/20	0.24	0.24	0.18575	0.2	0.2	7750
4/27/20	0.2	0.239	0.18	0.18	0.18	19108
4/28/20	0.175	0.21	0.175	0.21	0.21	5412
4/29/20	0.21725	0.3299	0.2	0.26998	0.26998	36454
4/30/20	0.3	0.3299	0.26	0.29	0.29	52203
5/1/20	0.3299	0.3299	0.26	0.29365	0.29365	39760
5/4/20	0.26115	0.32	0.23	0.23	0.23	130267
5/5/20	0.29	0.29	0.15	0.2125	0.2125	190303
5/6/20	0.245	0.3	0.22	0.23	0.23	94089
5/7/20	0.21	0.28	0.21	0.235	0.235	58824
5/8/20	0.22	0.2489	0.182	0.2489	0.2489	39139
5/11/20	0.24445	0.24445	0.18	0.2199	0.2199	67667
5/12/20	0.2295	0.239	0.19	0.22	0.22	35800
5/13/20	0.2	0.2523	0.192	0.22	0.22	98601
5/14/20	0.275	0.28	0.21	0.245	0.245	109511
5/15/20	0.24	0.26	0.2305	0.252	0.252	46662
5/18/20	0.241	0.27	0.232	0.2599	0.2599	44549
5/19/20	0.25	0.26	0.22	0.22	0.22	25698

Sum					4.71673

Average					$0.2358